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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

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                                   FORM 8-K/A
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of earliest event
  reported:  June 2, 1994


                           PROTECTIVE LIFE CORPORATION
- - - --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                            0-9924                    95-2492236
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  (State of                   (Commission File Number)           (IRS Employer
incorporation)                                              Identification No.)

2801 Highway 280 South, Birmingham, Alabama                        35223
- - - --------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)

                                 (205) 879-9230
                     ---------------------------------------
                         (Registrant's telephone number)

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     This Form 8-K/A amends Protective Life Corporation's Form 8-K filed with the Securities and Exchange Commission on June 17, 1994, by amending the cover page and replacing the signature page thereof, both of which pages contain typographical errors.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Protective Life Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          PROTECTIVE LIFE CORPORATION

                                          By /s/ Jerry W. DeFoor
                                             -----------------------------------
                                             Jerry W. DeFoor
                                             Vice President, Controller
                                             and Chief Accounting Officer

Dated: June 17, 1994

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Protective Life Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          PROTECTIVE LIFE CORPORATION

                                            By /s/ Jerry W. DeFoor
                                             -----------------------------------
                                             Jerry W. DeFoor
                                             Vice President, Controller
                                             and Chief Accounting Officer

Dated: June 20, 1994


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